Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carl Nesbitt, President, , Chief Executive Officer , Chief Operating Officer, Chief Financial Officer and Treasurer of American Magna Corp. (the “Company”) certify, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-K of the Company for the year ended April 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 25, 2014

By: /s/ Carl Nesbitt
Name: Carl Nesbitt
Title: Director, President, Chief Executive Officer,
Chief Operating Officer, Chief Financial Officer and Treasurer
(Principal Executive, Financial & Accounting Officer)